TOUCHSTONE FUNDS GROUP TRUST
Touchstone Ultra Short Duration Fixed
Income Fund (the “Fund”)
Supplement dated April 10, 2026, to the Fund’s Summary Prospectus dated January 28, 2026, as may be amended or supplemented from time to time
Changes in Additional Indexes
The Board of Trustees of the Touchstone Funds Group Trust (the “Trust”) has approved changes to the additional indexes of the Fund.
As of April 10, 2026 (“the Effective Date”), the first paragraph under the heading “The Fund’s Performance” in the Summary Prospectus is deleted in its entirety and replaced with:
The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the Bloomberg U.S. Aggregate Bond Index. The Bloomberg US Treasury Bellwether 3 Month Index, Bloomberg US Treasury Bellwether 1 Year Index, ICE BofA 3-Month U.S. Treasury Bill Index and ICE BofA 1-Year U.S. Treasury Note Index show how the Fund’s performance compares against the returns of indexes with similar investment objectives. The bar chart does not reflect any sales charges, which would reduce your return. The performance table reflects any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Also as of the Effective Date, the Average Annual Total Return Table in the Summary Prospectus is deleted in its entirety and replaced with:
Average Annual Total Returns For the periods ended December 31, 2025	1 Year	5 Years	10 Years
Touchstone Ultra Short Duration Fixed Income Fund - Class Z
Return Before Taxes	4.74%	3.38%	2.56%
Return After Taxes on Distributions	2.83%	1.98%	1.47%
Return After Taxes on Distributions and Sale of Fund Shares	2.79%	1.98%	1.49%
Touchstone Ultra Short Duration Fixed Income Fund - Class A
Return Before Taxes	2.63%	2.96%	2.35%
Touchstone Ultra Short Duration Fixed Income Fund - Class C
Return Before Taxes	3.23%	2.87%	2.15%
Touchstone Ultra Short Duration Fixed Income Fund - Class S
Return Before Taxes	4.37%	3.12%	2.31%
Touchstone Ultra Short Duration Fixed Income Fund - Class Y
Return Before Taxes	4.89%	3.64%	2.82%
Touchstone Ultra Short Duration Fixed Income Fund - Institutional Class
Return Before Taxes	5.05%	3.71%	2.87%
Bloomberg U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Bloomberg US Treasury Bellwether 3 Month Index(1) (reflects no deduction for fees, expenses, or taxes)	4.23%	3.22%	2.21%
Bloomberg US Treasury Bellwether 1 Year Index(1) (reflects no deduction for fees, expenses, or taxes)	4.31%	2.85%	2.24%
ICE BofA 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.18%	3.17%	2.18%
ICE BofA 1-Year U.S. Treasury Note Index (reflects no deductions for fees, expenses or taxes)	4.15%	2.48%	2.03%
(1) The Fund changed its additional indexes to the Bloomberg US Treasury Bellwether 3 Month Index and the Bloomberg US Treasury Bellwether 1 Year Index which have similar investment objectives to the Fund.
There are no additional changes to the Summary Prospectus except those described herein.
* * * * *

Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, LLC*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-TU42000-0326-SUP